UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 20, 2011

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-23446	94-3008888
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2280 Lincoln Avenue, Suite 200

San Jose California 95125

 (Address of principal executive offices)

(408) 265-6233

 (Registrant’s telephone number)

 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

On July 20, 2011, our Company engaged Anton & Chia, LLP (“A&C”) as its independent registered public accounting firm effective July 20, 2011.  The decision to engage A&C was approved by the Company’s audit committee.  A&C previously audited the financial statements of our wholly owned subsidiary Sugarmade, Inc. (incorporated in California – “Sugarmade-CA”) as of December 31, 2010 and 2009 and for the year ended December 31, 2010 and the period March 2, 2009 (inception) to December 31, 2009.

During our Company’s two most recent fiscal years and the interim period prior to engaging A&C, neither our Company nor anyone on its behalf consulted A&C regarding any of the matters enumerated in Item 304(1)(2)(i) or Item 304(a)(2)(ii) of Regulation S-B.

Michael Cronin, Certified Public Accountant resigned as the independent registered public accountant of the Company effective July 20, 2011.  The reports of Mr. Cronin on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period up to the resignation of Mr. Cronin, there have not been any disagreements between the Company and Mr. Cronin, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Mr. Cronin would have caused Mr. Cronin to make reference thereto in its reports on the Company’s audited financial statements, nor have there been any “reportable events,” as that term is described in Item 304(a)(1)(iv) of Regulation S-B.

The Company provided Mr. Cronin with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that Mr. Cronin furnish a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the disclosure made herein. The Company received such letter from Mr. Cronin wherein it confirmed its agreement with the disclosure made herein. A copy of that letter is attached as Exhibit 16 hereto.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description

16	Letter from Michael Cronin Certified Public Accountant dated July 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUGARMADE, INC.
/s/ Scott Lantz
Dated: July 20, 2011	By:
Scott Lantz Chief Executive Officer

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